--------------------------------------------------------------------------------




                                SALOMON BROTHERS
                                CAPITAL FUND INC
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

[SB           ]                                                   [            ]
CAPITAL STOCK                                                      CAPITAL STOCK
ACCOUNT NO.

                                                              CUSIP_____________

--------------------------------------------------------------------------------

THIS IS TO CERTIFY THAT:




is the owner of

--------------------------------------------------------------------------------

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001 PER SHARE OF
                              THE CAPITAL STOCK OF

Capital Fund - Class A (hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended and supplemented, and the ByLaws, as amended (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assets. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                       SALOMON BROTHERS CAPITAL FUND INC
                                   CORPORATE
                                     [SEAL]
                                    MARYLAND
                                      1976

                       COUNTERSIGNED and REGISTERED:
                          FIRST DATA INVESTOR SERVICES GROUP, INC.
                          a subsidiary of First Data Corporation, Transfer Agent (Westborough, Massachusetts)


                                                        BY

                                                        AUTHORIZED SIGNATURE

(SIGNATURE)
CHAIRMAN OF THE BOARD

(SIGNATURE)
SECRETARY

     The Corporation will furnish to any stockholder on request and without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, of the differences in the relative rights and preferences between the shares of each series of a preferred or special class in series which the Corporation is authorized to issue, to the extent they have been set, and of the authority of the Board of Directors to set the relative rights and preferences of subsequent series of a preferred or special class of stock. Such request may be made to the secretary of the Corporation or to its transfer agent.

     Keep this certificate in a safe place. If it is lost, stolen, or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common   UNIF GIFT/TRSFR MIN ACT-_______Custodian_______
                                                          (Cust.)        (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts/Transfers
                                                   to Minors
JT TEN - as joint tenants with right of            Act__________________________
         survivorship and not as tenants                        (State)
         in common


    Additional abbreviations may also be used though not in the above list.

For Value Received,________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

[                  ]

________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,__________________________________

                                     ___________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatsoever.

--------------------------------------------------------------------------------




                                SALOMON BROTHERS
                                CAPITAL FUND INC
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

[SB           ]                                                   [            ]
CAPITAL STOCK                                                      CAPITAL STOCK
ACCOUNT NO.

                                                              CUSIP_____________

--------------------------------------------------------------------------------

THIS IS TO CERTIFY THAT:




is the owner of

--------------------------------------------------------------------------------

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001 PER SHARE OF
                              THE CAPITAL STOCK OF

Capital Fund - Class B (hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended and supplemented, and the ByLaws, as amended (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assets. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                       SALOMON BROTHERS CAPITAL FUND INC
                                   CORPORATE
                                     [SEAL]
                                    MARYLAND
                                      1976

                       COUNTERSIGNED and REGISTERED:
                          FIRST DATA INVESTOR SERVICES GROUP, INC.
                          a subsidiary of First Data Corporation, Transfer Agent (Westborough, Massachusetts)


                                                        BY

                                                        AUTHORIZED SIGNATURE

(SIGNATURE)
CHAIRMAN OF THE BOARD

(SIGNATURE)
SECRETARY

     The Corporation will furnish to any stockholder on request and without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, of the differences in the relative rights and preferences between the shares of each series of a preferred or special class in series which the Corporation is authorized to issue, to the extent they have been set, and of the authority of the Board of Directors to set the relative rights and preferences of subsequent series of a preferred or special class of stock. Such request may be made to the secretary of the Corporation or to its transfer agent.

     Keep this certificate in a safe place. If it is lost, stolen, or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common   UNIF GIFT/TRSFR MIN ACT-_______Custodian_______
                                                          (Cust.)        (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts/Transfers
                                                   to Minors
JT TEN - as joint tenants with right of            Act__________________________
         survivorship and not as tenants                        (State)
         in common


    Additional abbreviations may also be used though not in the above list.

For Value Received,________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

[                  ]

________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,__________________________________

                                     ___________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatsoever.

--------------------------------------------------------------------------------




                                SALOMON BROTHERS
                                CAPITAL FUND INC
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

[SB           ]                                                   [            ]
CAPITAL STOCK                                                      CAPITAL STOCK
ACCOUNT NO.

                                                              CUSIP_____________

--------------------------------------------------------------------------------

THIS IS TO CERTIFY THAT:




is the owner of

--------------------------------------------------------------------------------

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001 PER SHARE OF
                              THE CAPITAL STOCK OF

Capital Fund - Class C (hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended and supplemented, and the ByLaws, as amended (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assets. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                       SALOMON BROTHERS CAPITAL FUND INC
                                   CORPORATE
                                     [SEAL]
                                    MARYLAND
                                      1976

                       COUNTERSIGNED and REGISTERED:
                          FIRST DATA INVESTOR SERVICES GROUP, INC.
                          a subsidiary of First Data Corporation, Transfer Agent (Westborough, Massachusetts)


                                                        BY

                                                        AUTHORIZED SIGNATURE

(SIGNATURE)
CHAIRMAN OF THE BOARD

(SIGNATURE)
SECRETARY

     The Corporation will furnish to any stockholder on request and without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, of the differences in the relative rights and preferences between the shares of each series of a preferred or special class in series which the Corporation is authorized to issue, to the extent they have been set, and of the authority of the Board of Directors to set the relative rights and preferences of subsequent series of a preferred or special class of stock. Such request may be made to the secretary of the Corporation or to its transfer agent.

     Keep this certificate in a safe place. If it is lost, stolen, or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common   UNIF GIFT/TRSFR MIN ACT-_______Custodian_______
                                                          (Cust.)        (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts/Transfers
                                                   to Minors
JT TEN - as joint tenants with right of            Act__________________________
         survivorship and not as tenants                        (State)
         in common


    Additional abbreviations may also be used though not in the above list.

For Value Received,________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

[                  ]

________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,__________________________________

                                     ___________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatsoever.

--------------------------------------------------------------------------------




                                SALOMON BROTHERS
                                CAPITAL FUND INC
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

[SB           ]                                                   [            ]
CAPITAL STOCK                                                      CAPITAL STOCK
ACCOUNT NO.

                                                              CUSIP_____________

--------------------------------------------------------------------------------

THIS IS TO CERTIFY THAT:




is the owner of

--------------------------------------------------------------------------------

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001 PER SHARE OF
                              THE CAPITAL STOCK OF

Capital Fund - Class O (hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended and supplemented, and the ByLaws, as amended (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assets. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                       SALOMON BROTHERS CAPITAL FUND INC
                                   CORPORATE
                                     [SEAL]
                                    MARYLAND
                                      1976

                       COUNTERSIGNED and REGISTERED:
                          FIRST DATA INVESTOR SERVICES GROUP, INC.
                          a subsidiary of First Data Corporation, Transfer Agent (Westborough, Massachusetts)


                                                        BY

                                                        AUTHORIZED SIGNATURE

(SIGNATURE)
CHAIRMAN OF THE BOARD

(SIGNATURE)
SECRETARY

     The Corporation will furnish to any stockholder on request and without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, of the differences in the relative rights and preferences between the shares of each series of a preferred or special class in series which the Corporation is authorized to issue, to the extent they have been set, and of the authority of the Board of Directors to set the relative rights and preferences of subsequent series of a preferred or special class of stock. Such request may be made to the secretary of the Corporation or to its transfer agent.

     Keep this certificate in a safe place. If it is lost, stolen, or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common   UNIF GIFT/TRSFR MIN ACT-_______Custodian_______
                                                          (Cust.)        (Minor)
TEN ENT - as tenants by the entireties             under Uniform Gifts/Transfers
                                                   to Minors
JT TEN - as joint tenants with right of            Act__________________________
         survivorship and not as tenants                        (State)
         in common


    Additional abbreviations may also be used though not in the above list.

For Value Received,________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

[                  ]

________________________________________________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,__________________________________

                                     ___________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatsoever.